SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 7, 1998


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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              Alabama               1-3164                   63-0004250
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(State or other jurisdiction   (Commission File     (IRS Employer Identification
      of incorporation)             Number)                      No.)


600 North 18th Street, Birmingham, Alabama                  35291
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 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (205) 257-1000
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                                       N/A
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              (Former name or former address, if changed since last
                                    report.)



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Item 5.     Other Events.

         On October 7, 1998, Alabama Power Company (the "Company") entered into a Purchase Contract covering the issue and sale by the Company of $160,000,000 aggregate principal amount of its Series G 5 3/8% Senior Notes due October 1, 2008 (the "Series G Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-53299, 333-53299-01, 333-53299-02 and 333-53299-03) of the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Form of Proposal for the purchase of $160,000,000 aggregate principal amount of Series G 5 3/8% Senior Notes due October 1, 2008, dated October 7, 1998, submitted by Credit Suisse First Boston Corporation, with Purchase Contract attached thereto.

                  4.2 Seventh Supplemental Indenture to Senior Note Indenture dated as of October 15, 1998, providing for the issuance of the Series G Senior Notes.

                  4.7 Form of Series G Senior Note (included in Exhibit 4.2 above).



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 13, 1998                              ALABAMA POWER COMPANY



                                                        By    /s/Wayne Boston
                                                                 Wayne Boston
                                                            Assistant Secretary